June 6, 2016

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS

- Dreyfus Institutional Preferred Plus Money Market Fund

Supplement to Summary and Statutory Prospectuses
dated July 31, 2015

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Shareholders of record at the close of business on June 10, 2016 will be asked to vote on a change to one of the fund's Fundamental Policies at a special meeting of shareholders to be held on or about July 15, 2016.  The proposed change to the Fundamental Policy will enable the fund to change its investment policy so that the fund may comply with the definition of "government money market fund," as described below.  The changes to the fund's name and investment strategy described below will not be implemented without shareholder approval of the Fundamental Policy change.  If shareholders approve the change to the Fund's Fundamental Policy, the changes described below will take effect on or about August 1, 2016 (the "Effective Date").

As of the Effective Date, the fund's name will change to:

Dreyfus Institutional Preferred Government Plus Money Market Fund

As of the Effective Date, the following will replace "Principal Investment Strategy" in the summary prospectus and "Fund Summary—Principal Investment Strategy" in the statutory prospectus:

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.  The fund is a "government money market fund."  As a government money market fund, the fund must invest at least 99.5% of its total assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash.  The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and repurchase agreements collateralized solely by government securities.  The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government.

As of the Effective Date, the following will replace "Fund Details—Goal and Approach" in the statutory prospectus:

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.  As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.  The fund is a "government money market fund."  As a government money market fund, the fund normally invests at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities (including those with fixed or floating rates of interest), repurchase agreements collateralized solely by cash and/or government securities, and cash.

The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and repurchase agreements collateralized solely by government securities.  Such repurchase agreements may include tri-party repurchase agreements executed through a third party bank that provides payment administration, collateral custody and management services to the parties to the repurchase agreements.  The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Securities backed by the full faith and credit of the U.S. government include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, such as the Government National Mortgage Association.  The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

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In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes.  This may result in a lower current yield and prevent the fund from achieving its investment objective.

As of the Effective Date, "Regulatory risk," "Credit risk," "Banking industry risk," "Foreign investment risk" and "Municipal securities risk" will no longer apply to the fund.

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